As filed with the Securities and Exchange Commission on May 31, 2002.
                                                       Registration No. 333-___
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                               -----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               -----------------

                            KERR-McGEE CORPORATION
            (Exact name of Registrant as Specified in its Charter)

                               Kerr-McGee Center
    Delaware            Oklahoma City, Oklahoma 73125          73-1612389
   (State of          (Address of principal executive       (I.R.S. Employer
 Incorporation)         offices, including Zip Code)       Identification No.)

                            KERR-McGEE CORPORATION
                         2002 LONG TERM INCENTIVE PLAN
                           (Full Title of the Plan)

                              Gregory F. Pilcher
                            Kerr-McGee Corporation
                               Kerr-McGee Center
                         Oklahoma City, Oklahoma 73125
                    (name and address of agent for service)

                                (405) 270-1313
         (Telephone number, including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE

------------------------------- --------------------- ------------------------ ---------------------- ---------------
                                                        Proposed                 Proposed
Title of                          Amount                maximum                  maximum                Amount of
Securities                        to be                 offering                 aggregate              Registration
to be registered                  registered            price per Share(1)       offering price(1)      fee(2)

-------------------------------- --------------------- ------------------------ ---------------------- ---------------
Common Stock,
$1.00 Par Value Per Share        7,000,000             $57.28                   $400,960,000            $36,888.32
----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) based upon the average high and low prices of the Common Stock as reported on the New York Stock Exchange on May 22, 2002.

(2) Calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended, as follows: Proposed maximum aggregate offering price multiplied by 0.000092.

==============================================================================

                                    PART I

               INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

Information required to be contained in a prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Part I of Form S-8, is not required to be filed with the Securities and Exchange Commission (the "Commission") and is omitted from this Registration Statement in accordance with the explanatory note to Part I of Form S-8 and Rule 428 under the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     The following documents filed by or to be filed by the Registrant with the Commission are incorporated by reference in this Registration Statement as of their respective dates:

     (a) The Registrant's annual report filed on Form 10-K for the fiscal year ended December 31, 2001, filed on March 28, 2002;

     (b) All other reports filed by the Registrant pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), since December 31, 2001;

     (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-4, filed on June 28, 2001.

     (d) The description of certain rights issued to holders of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A, filed on July 27, 2001 and Form 8-A/A filed on August 1, 2001.

     (e) All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered by this Registration Statement have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference into this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

Item 4. Description of Securities.

     Not required to be filed with this Registration Statement.

Item 5. Interests of Named Experts and Counsel.

     Gregory F. Pilcher, Vice President, General Counsel and Corporate Secretary to the Registrant, is issuing the Opinion of Counsel relating to this Registration Statement and owns shares in the Company.

Item 6. Indemnification of Directors and Officers.

     Article XXII of the ByLaws of the Registrant, as amended, provides for indemnification of officers, directors and employees of the Registrant to the extent authorized by the General Corporation Law of the State of Delaware. Pursuant to Section 145 of the Delaware General Corporation Law, a corporation generally has the power to indemnify its present and former directors, officers, employees and agents against expenses incurred by them in connection with any suit to which they are, or are threatened to be made, a party to by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of a corporation, however, indemnification is not available if such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless the court determines that indemnification is appropriate. In addition, a corporation has the power to purchase and maintain insurance for such persons. The statute also expressly provides that the power to indemnify authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The above discussion of the Registrant's ByLaws and of Section 145 of the Delaware General Corporation Law is not intended to be exhaustive and is respectively qualified in its entirety by such ByLaws and statute.

Item 7. Exemption from Registration Claimed.

     Not applicable.

Item 8. Exhibits.

     The following exhibits are filed herewith and are incorporated by reference as part of this Registration Statement:

     EXHIBIT                   DESCRIPTION

     4.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed on June 28, 2001).

     4.2 Form of Amended and Restated ByLaws of the Registrant (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-4 filed on June 28,
                    2001).

     4.3 Rights Agreement, dated as of July 26, 2001, by and between the Registrant and UMB Bank, N.A. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed on July 27,
                    2001).

     4.4 First Amendment to Rights Agreement, dated as of July 30, 2001, by and between the Registrant and UMB Bank, N.A. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A/A filed on August 1, 2001).

     4.5 The Kerr McGee Corporation 2002 Long Term Incentive Plan (incorporated herein by reference to Exhibit B to Form DEF 14A filed on March 25, 2002).

     5.1 Opinion of Gregory F. Pilcher, Vice President, General Counsel and Corporate Secretary of the Registrant, as to the legality of the Common Stock being registered.

     23.1 Consent of Arthur Andersen LLP relating to Kerr-McGee Corporation financial statements.

     23.2           Consent of Gregory F. Pilcher (Contained in Exhibit 5.1).

     24 Powers of Attorney (Set forth on signature page of this Registration Statement).

Item 9. Undertakings.

Undertakings required by Item 512(a)
of Regulation S-K
------------------------------------

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) that, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

Undertakings required by Item 512(b)
of Regulation S-K
------------------------------------

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Undertakings required by Item 512(h)
of Regulation S-K
------------------------------------

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 31st day of May, 2002.

                                    KERR-McGEE CORPORATION


                                    By:  /s/ Gregory F. Pilcher
                                        -----------------------------
                                        Name:  Gregory F. Pilcher
                                        Title: Attorney-in-Fact

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, as such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 under the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the dates indicated.*

      Signature                         Title                          Date
      ---------                         -----                          ----

/s/ Luke R. Corbett             Chairman of the Board             May 14, 2002
-----------------------       and Chief Executive Officer
    Luke R. Corbett

/s/ Robert M. Wohleber          Senior Vice President,            May 14, 2002
-----------------------          Treasurer and Chief
    Robert M. Wohleber            Financial Officer

/s/ Gregory F. Pilcher          Senior Vice President,            May 14, 2002
-----------------------          General Counsel and
    Gregory F. Pilcher           Corporate Secretary

/s/ John M. Rauh              Vice President, Controller          May 14, 2002
-----------------------      and Chief Accounting Officer
    John M. Rauh

/s/ William E. Bradford                Director                   May 14, 2002
-----------------------
    William E. Bradford

/s/ Sylvia A. Earle                    Director                   May 14, 2002
-----------------------
    Sylvia A. Earle

/s/ David C. Genever-Watling           Director                   May 14, 2002
----------------------------
    David C. Genever-Watling

/s/ Martin C. Jischke                  Director                   May 14, 2002
----------------------------
    Martin C. Jischke

/s/ William C. Morris                  Director                   May 14, 2002
----------------------------
    William C. Morris

/s/ Leroy C. Richie                    Director                   May 14, 2002
-----------------------------
    Leroy C. Richie

/s/ Matthew R. Simmons                 Director                   May 14, 2002
-----------------------------
    Matthew R. Simmons

/s/ Nicholas J. Sutton                 Director                   May 14, 2002
-----------------------------
    Nicholas J. Sutton

/s/ Farah M. Walters                   Director                   May 14, 2002
-----------------------------
    Farah M. Walters

/s/ Ian L. White-Thomson               Director                   May 14, 2002
-----------------------------
    Ian L. White-Thomson


* Signatures representing the Registrant's principal executive officer, its principal financial officer and a majority of the Registrant's Board of Directors

                                 EXHIBIT INDEX


4.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed on June 28,
               2001).

4.2 Form of Amended and Restated ByLaws of the Registrant (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-4 filed on June 28, 2001).

4.3 Rights Agreement, dated as of July 26, 2001, by and between the Registrant and UMB Bank, N.A. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed on July 27, 2001).

4.4 First Amendment to Rights Agreement, dated as of July 30, 2001, by and between the Registrant and UMB Bank, N.A. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A/A filed on August 1, 2001).

4.5 The Kerr McGee Corporation 2002 Long Term Incentive Plan (incorporated herein by reference to Exhibit B to Form DEF 14A filed on March 25, 2002).

5.1 Opinion of Gregory F. Pilcher, Vice President, General Counsel and Corporate Secretary of the Registrant, as to the legality of the Common Stock being registered.

23.1 Consent of Arthur Andersen LLP relating to Kerr-McGee Corporation financial statements.

23.2           Consent of Gregory F. Pilcher (Contained in Exhibit 5.1).

24 Powers of Attorney (Set forth on signature page of this Registration Statement).